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ocugen™

Courageous Innovation

Dedicated to Bringing Game-Changing Gene & Cell Therapies and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally

Modifier Gene Therapy—Clinical Programs Update

David Almeida, MD, MBA, PhD
Erie Retina Research, Erie, PA

COPHy
April 2025



Potential for Three Biologics License Applications (BLAs) in the Next Three Years

Product Candidate	Status	U.S./EU Prevalence	Target BLA/MAA Submission
OCU400 Retinitis Pigmentosa (RP) (Gene-agnostic targeting >100 genes, broad indication)	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	300,000	2026
OCU410ST **Stargardt Disease** (*ABCA4*-associated retinopathies >1,200 mutations)	Phase 2/3 Pivotal Confirmatory Clinical Trial for BLA - to be initiated mid-2025	100,000	2027
OCU410 Geographic Atrophy (GA) – Advanced dry AMD	Completed Phase 2 recruitment Planning to initiate Phase 3 in 2026	2-3 million	2028

ocugen

Leader in Ophthalmology Gene Therapies

OCU410ST

A Phase 1/2 Study to Assess the Safety And Efficacy Of OCU410ST for Stargardt Disease (GARDian)

NCT05956626

OCU410ST First-in-Class Novel Modifier Gene Therapy Product for Stargardt Disease

Unmet Need

~100,000 Patients in U.S./EU and 1 million globally who suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations)

Currently there are no approved products in the market and it's very difficult to provide a solution using traditional gene therapy or gene editing

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all *ABCA4*-associated retinopathies

Current Status of OCU410ST:

- FDA approved a Phase 2/3 pivotal confirmatory clinical trial for BLA filing
- Plan to initiate the Phase 2/3 study mid-2025
- Targeting BLA submission by 2027



Lipid deposits/ Drusen
Inflammation
RORA / NR1F1
Oxidative stress
Complement activation
H2O2
O2•
OH-
Influx of fluid
C9
C8
C3
C5
C5b
C6
C7
C5b-8
Membrane attack complex (MAC)

Received ODD from FDA & OMPD from EMA for *ABCA4*-associated retinopathies and ATMP classification from EMA

[1]P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/
[2]https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

Primary Endpoint: Slower Atrophic Lesion Growth in Treated Eyes


Treated Eye
Untreated Eye
54%
Mean Change in Total Atrophy Area from Baseline (mm²)
0.8
0.6
0.4
0.2
0.0
6M
Timeline

54% slower atrophic lesion growth in treated eyes versus untreated fellow eyes after single injection at 6 M (N=7)

103 % slower atrophic lesion growth in treated eyes versus untreated fellow eyes at 12 M (N=2)

- Data from Low-dose (N=3), Med-dose (N=2), High Dose (N=2) subjects was used for analysis
- 1 High dose subject was lost to Follow-up

Improvement of Visual Function (BCVA) in OCU410ST Treated *vs* Untreated Eyes


Mean Change in BCVA (ETDRS) from Baseline
10
5
0
-5
-10
Treated Eye
Untreated Eye
Baseline
M3
M6
*
Improvement from Baseline
Stabilization
Decrease from Baseline

- 6/6 (100%) evaluable treated eyes demonstrated improvement or stabilization in visual function
- Treated eyes demonstrate 2-line (10 letters*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated statistically significant (*$p = 0.02$) improvement in visual function when compared to untreated fellow eyes

Improvement: $\geq$ 5 ETDRS letters; Stabilization : ±4 ETDRS letters
Data points for M3 (N=6), M6 (N=6); *Nearly 10 Letters (Early Treatment Diabetic Retinopathy Scale scale)

Overall Safety – OCU410ST Phase 1 GARDian Trial

- OCU410ST demonstrated a favorable safety and tolerability profile
- No study drug or study procedure related SAEs (deemed related to study drug or study procedure) were reported including:
  - No development of exudation
  - No infectious endophthalmitis
  - No intraocular Inflammation
  - No anterior ischemic optic neuropathy (AION)
  - No vasculitis
- No adverse events of special interests (AESIs)

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Clinical Study Design for Phase 2/3 Pivotal Confirmatory BLA Trial

Phase 2/3 Pivotal Confirmatory BLA Trial



MTD established from Phase 1 trial
Randomization 2:1
Treatment Group n=34
Control Group n=17
DSMB
4-week data review of first 17 subjects
DSMB
4-week data review of next 17 subjects
DSMB
4-week data review of all 51 subjects

Phase 2/3 Dose	Vg/ml
Control Group	No treatment
Treatment Group	1.5×10^{11} vg/mL

Study Endpoints

Primary Efficacy Endpoint:

- Change from baseline to Month 12 in the atrophic lesion size [measured in mm^2 by fundus autofluorescence (FAF)] in the study eye when compared to the untreated control eye

Secondary Efficacy Endpoint:

- Change in visual function as assessed by Low-Luminance Visual Acuity (LLVA) in the study eye when compared to the untreated control eye
- Change in visual function as assessed by Best corrected visual acuity (BCVA) in the study eye when compared to the untreated control eye

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

Adaptive Design with Sample Size Re-Estimation

When 24 subjects in the study (16 in treatment group and 8 in control group) complete their 8 months clinical assessments, a masked interim analysis is planned. The atrophic lesion size in mm^2 will be measured by FAF.

OCU400 for Retinitis Pigmentosa

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects >**100 genes**

One approved product (Luxturna®), a gene therapy, which can address **only one gene** (*RPE65*)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Current Status of OCU400:

- Largest orphan gene therapy clinical trial (Phase 3) in progress
- Intend to complete Phase 3 clinical trial enrollment in 1H 2025
- On track to meet mid-2026 BLA and MAA filing targets

OCU400 Market Potential


2,000
298,000
Luxturna
OCU 400

Luxturna treatment for with a patient population of ~2,000 (2023 report)

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

ocugen

*https://assets.roche.com

Safety and Durability of Visual Function (LLVA) – Long-Term Follow-up

Multiple Mutations* (N=10)


p = 0.021
*
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

RHO(N=8)


p = 0.055
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

- No Severe Adverse Events (SAE) related to OCU400 have been reported
- 100% (10/10) treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes
- Treated eyes with multiple mutations and RHO subjects demonstrated a statistically significant ***(p=0.005)*** improvement in visual function when compared to untreated eyes
  - Demonstrates gene-agnostic MOA

OCU400 demonstrated a durable and statistically significant ***(p=0.005)*** improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

ocugen

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance, MOA: Mechanism of Action

OCU400 Phase 3 liMeliGhT Trial: Design and Key Criteria

OCU400 Phase 3


MTD established from Phase 1/2 trial
Randomization 2:1
Treatment Group
n=100
(RHO, n=50;
Gene-agnostic, n=50)
Control Group
n=50
(RHO, n=25;
Gene-agnostic, n=25)

Arms	Dose
Control Group	No treatment
Treatment Group	2.5×10^{10} vg/eye in 250 µL

Study Endpoints

Primary Efficacy Endpoint

- Change in functional vision of responders in treated vs. untreated control
  - Responder: Subjects showing ≥2 Lux Level in LDNA from baseline to M12

Secondary Efficacy Endpoints

- Change in visual function as assessed by Low Luminance Visual Acuity (LLVA) in the study eye when compared to untreated control

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

ocugen

OCU410 (*RORA*) ArMaDa Trial for the Treatment for Geographic Atrophy Secondary to dAMD

NCT06018558

OCU410 First-in-Class Novel Modifier Gene Therapy for GA

Unmet Need

~19 million patients in U.S. and EU and 260 million globally suffer from dAMD[1]
~2-3 million patients in U.S. & EU and ~8 million globally suffer from GA–advanced dAMD[2]

Currently, approved products target only one disease pathway associated with GA–complement system–and address 25% the patient population. These treatments require 6-12 injections per year and have associated side effects.

Potential Solution

OCU410 is designed to address all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement

OCU410 has the potential to stabilize or reverse disease progression though a single subretinal injection for life

Current Status of OCU410:

- Positive opinion from the EMA Committee for Advanced Therapies for Advanced Therapy Medicinal Product (ATMP) classification
- Completed Phase 1/2 enrollment and dosing
- Intend to complete 1-year follow up in 1Q 2026
- Targeting BLA submission in 2028

- 2 approved products for GA:
  SYFOVRE® (Apellis)
  IZERVAY™ (Astellas)
- OCU410 has potential to treat 2-3 million patients in U.S. and EU

There remains no approved treatment for GA in Europe

Received ATMP classification from EMA

ocugen

[1]DB Rein et al., *JAMA Ophthalmol*, 2022. doi: 10.1001/jamaophthalmol.2022.4401
[2]CJ Thomas et al., *Med Clin North Am*, 2021. doi: 10.1016/j.mcna.2021.01.003 (2021).

OCU410 is Relatively Safe Compared to Approved Drugs for GA

	Competitor	OCU410
Endophthalmitis and Retinal Detachments	√	-
Retinal Vasculitis and/or Retinal Vascular Occlusion	√	-
Choroidal Neovascularization	√	-
Intraocular Inflammation	√	-
Optic ischemic neuropathy	√	-
Treatment Emergent Serious Adverse Events	√	-
Treatment Emergent Adverse Events considered severe	√	-

Competitors: Available reported data from product inserts for approved drugs (avacincaptad (ACP) pegol and pegacetacoplan)
Preservation = Amount of retinal tissue protected from atrophy due to treatment

Preservation of Visual Function (LLVA) in OCU410 Treated *vs* Untreated Eyes



Mean change in LLVA (ETDRS) from Baseline
10
5
0
-5
-10
-15
-20
-25
BL
3M
6M
9M
12M
*
Treated Eye
Untreated Eye
Stabilization
Decrease from Baseline

Treated eyes demonstrate 4-line (23-letter*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit

Stabilization : ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline
Data points at 3M (N=8), 6M (N=7), 9M (N=5), 12M (N=3) ; Preservation = Visual acuity saved due to treatment
* Nearly 11 Letters (Early Treatment Diabetic Retinopathy Study scale) gain observed at M3 (N=8)

Substantial slowing of GA Lesion Growth after single sub-retinal injection


Natural History Studies
Untreated Eye
Treated Eye
1.87±0.49
41%
1.10±1.07
Mean change from Baseline in GA lesion (mm²)
2.5
2.0
1.5
1.0
0.5
0.0
BL
3M
6M
9M
12M
Timeline


Natural History Studies
Untreated Eye
Treated Eye
41%
Mean Change from Baseline in GA lesion (mm²)
2.5
2.0
1.5
1.0
0.5
0.0
12M
Timeline

- 41% slower GA lesion growth in treated eye versus fellow eyes after single injection
- The slope of the untreated eye overlaps with natural history of the disease

ocugen

GA: geographic atrophy; Data points at 3M (N=8), 6M (N=7), 9M (N=4) , 12M (N=2), GA growth rates per Natural History Studies obtained from Proxima A study

OCU410 Treatment Preserves Retinal Tissue in GA Lesions



Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.4
0.5
0.76
PEOM (12M)
PM (12M)
OCU410(12M)

Single sub-retinal injection of OCU410 at 12M is more effective when compared to PM and PEOM treatment

OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 12M compared to PM and PEOM

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month
Preservation = Amount to retinal tissue protected from atrophy due to treatment

OCU410 Phase 2 Study : Design and Key Criteria


MTD established from Phase 1 trial
Phase 1
Dose-escalation
3+3+3 Design
Phase 2
Randomization 1:1:1
High-dose Group
n=17
Medium-dose
Group
n=17
Control Group
n=17

Arms	Dose
Control Group	No treatment
Low-dose Group	2.5x 10^{10} vg/mL in 200 µL
Medium-dose Group	5x 10^{10} vg/mL in 200 µL
High-dose Group	1.5x 10^{11} vg/mL in 200 µL

Phase 2 Study Endpoints

Primary Endpoint

- Change in GA lesion size (mm^2) using Fundus Autofluorescence

Secondary Endpoint

- Change in LLVA up to M12
- Preservation of retinal tissue around area of atrophy

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Near-Term Targeted Milestones—2025

- Complete OCU400 Phase 3 recruitment and continue to monitor patients to ensure BLA/MAA filings are complete mid-2026
- Provide safety and efficacy updates from OCU410 Phase I and Phase 2 (interim)
- Initiate OCU410ST Phase 2/3 pivotal confirmatory clinical trial by mid-2025
- Complete OCU200 Phase 1 clinical trial and provide preliminary safety /efficacy updates

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